GOVERNMENT OF DUBAI

دائرة الأراضي والأملاك
Land Department

# شهادة تسجيل بيانات عقد الايجار

# TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE

**Contract No:** 0120220721004033 (v. 1) **Registration Date:** 21-07-2022

## Owner — المالك

| | | | |
|---|---|---|---|
| **Owner Name** | ALASKARI TRADING EST | مؤسسة العسكري التجارية | اسم المالك |
| **Owner Number** | 1039159 | | رقم المالك |
| **Trade License No** | 236063 | | رقم الرخصة التجارية |

## Lessor — المؤجر

| | | | | | |
|---|---|---|---|---|---|
| **Lessor Name** | HOMES 4 LIFE REAL ESTATE MANAGEMENT SUPERVISION SERVICES L.L.C | | | هومز 4 لايف لخدمات الاشراف الاداري للعقارات ش.ذ.م.م | اسم المؤجر |
| **License Number** | 786905 | رقم الرخصة | **License Issuer** | DED-Dubai | جهة إصدار الرخصة |
| **Tel. No** | 971-4-3387300 | رقم الهاتف | **E-mail** | | البريد الإلكتروني |

## Tenancy Contract Details — تفاصيل عقد الإيجار

| | | | | | |
|---|---|---|---|---|---|
| **Start Date** | 21-07-2022 | تاريخ البدء | **End Date** | 24-02-2023 | تاريخ الإنتهاء |
| **Grace Start Date** | | تاريخ بداية فترة السماح | **Grace End Date** | | تاريخ نهاية فترة السماح |
| **Discount** | 0.00 AED | خصم | **Security Deposit** | 43,500.00 AED | قيمة التأمين |
| **Contract Amount** | 258,928.57 AED | قيمة الإيجار | **Annual Amount** | 435,000.00 AED | قيمة السنوية |
| **Actual Contract Amount** | 258,928.57 AED | المبلغ الفعلي العقد | **Actual Annual Amount** | 435,000.00 AED | المبلغ الفعلي السنوية |

## Tenant — المستأجر

| | | | | | |
|---|---|---|---|---|---|
| **Tenant Name** | ILUSTRATO PICTURES INTERNATIONAL INC. | | | ILUSTRATO PICTURES INTERNATIONAL INC. | اسم المستأجر |
| **Tenant No** | 0420220721003904 | رقم المستأجر | | | |
| **Initial App./Exp.** | 910650 / 19-01-2023 | رقم الموافقة و تاريخ الإنتهاء | **License Issuer** | DED-Dubai | جهة إصدار الرخصة |
| **Tel. No** | | رقم الهاتف | **Fax No** | | رقم الفاكس |

## Leased Unit (Unit) — تفاصيل العقار (الوحدة)

| | | | | | |
|---|---|---|---|---|---|
| **Building Name/No** | Marina Plaza | | | | إسم المبنى/رقم المبنى |
| **Land Area** | Marsa Dubai | المنطقة | **Plot Number** | 213-0 | رقم الأرض |
| **Land DM No (Affection Plan)** | 392-472 | رقم البلدية | **Makani No** | 12423 74549 | رقم مكانى |

| Property No.(s) / رقم العقار | Type / النوع | SubType / النوع الفرعي | Usage / الإستخدام | Size / المساحة | DEWA Premise No. / رقم ديوا |
|---|---|---|---|---|---|
| 1105 | Office | Office | Commercial | 367.29 (Sq.m) | 392285657 |

إيجاري
EJARI
LEASE MANAGEMENT SOLUTIONS

0120220721004033

**Registered by:** Homes 4 Life Real Estate Management Supervision Services LLC **Printed on :** 21/7/2022 03:58 PM